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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K
                               Current Report

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 5, 1998

                        AT&T CAPITAL CORPORATION

A Delaware                 Commission File             I.R.S. Employer
Corporation                  No. 1-11237               No. 22-3211453

              44 Whippany Road, Morristown, New Jersey 07962-1983

                        Telephone Number (973) 397-3000


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                                              Form 8-K January 5, 1998

Item 5.  OTHER EVENTS

On January 5, 1998, AT&T Capital Corporation announced that it had entered into an agreement with Thomas C. Wajnert whereby the parties mutually agreed that his employment as Chairman of the Company terminated on December 30, 1997. Such agreement (a copy of which is attached hereto as exhibit 10) reflects certain payments to and other materials regarding Mr. Wajnert.














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                                              Form 8-K January 5, 1998

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      10. Letter Agreement dated as of December 29, 1997 between and among the registrant and Thomas C. Wajnert.


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                                              Form 8-K January 5, 1998

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AT&T CAPITAL CORPORATION

                                         /s/ RAMON OLIU, JR.
                                         -----------------------------
                                     By: Ramon Oliu, Jr.
                                         Senior Vice President and
                                         Chief Financial Officer

January 8, 1998


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                                              Form 8-K January 5, 1998

                          EXHIBIT INDEX

Exhibit

      10. Letter Agreement dated as of December 29, 1997 between and among the registrant and Thomas C. Wajnert.


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